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                                                                   EXHIBIT 10.30


                             EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of September 15, 1999 between L90, Inc., a Delaware corporation (the "Company"),
                                                                   -------
and Mark D. Roah (the "Employee").
                       --------


                                 R E C I T A L
                                 - - - - - - -

          The Company desires to employ the Employee, and the Employee desires to be so employed by the Company, on the terms and subject to the conditions set forth in this Agreement.


                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement, the Company and the Employee hereby agree as follows:

          1.   Employment.
               ----------

               (a) Subject to the terms and conditions contained herein, the Company hereby agrees to employ the Employee, and the Employee accepts such employment, from the date hereof until the earlier of (i) the date which is two years from the date hereof, provided that such initial term shall be automatically renewed for successive one-year terms unless either party hereto otherwise notifies the other in writing within 30 days prior to the end of such initial term or any such successive term, or (ii) the date such employment is terminated pursuant to Section 4 of this Agreement. During the Employee's employment under this Agreement, the Employee shall perform such duties for the Company as may from time to time be assigned to the Employee by the Board of Directors of the Company (the "Board") or the President of the Company (the
                               -----
"Designated Officer"). The Employee shall have the title of Vice President of
 ------------------
Technology Sales or such other title or titles, if any, as from time to time may be assigned to the Employee by the Board.

               (b) The Employee will devote his entire business time, energy, attention and skill to the services of the Company and its affiliates and to the promotion
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of their interests. So long as the Employee is employed by the Company, the
Employee shall not, without the written consent of the Company:

                    (i) engage in any other activity for compensation, profit or other pecuniary advantage, whether received during or after the term of this Agreement;

                    (ii) render or perform services of a business, professional, or commercial nature other than to or for the Company, either alone or as an employee, consultant, director, officer, or partner of another business entity, whether or not for compensation, and whether or not such activity, occupation or endeavor is similar to, competitive with, or adverse to the business or welfare of the Company; or

                    (iii) invest in or become a shareholder of another corporation or other entity; provided, that the Employee's investment solely as
                             --------
a shareholder in another corporation shall not be prohibited hereby so long as such investment is not in excess of one percent (1%) of any class of shares that are traded on a national securities exchange.

               (c) Prior to or concurrently with the execution of this Agreement, the Employee has executed an Employee Proprietary Information, Trade Secret and Confidentiality Agreement (the "Confidentiality Agreement").

          2.   Location of Employment.  The Employee's principal place of
               ----------------------
employment shall be at the principal executive offices of the Company located at Santa Monica, California, or the greater Southern California area, or, as may be requested by the Board, at any other office of the Company or any of its affiliates currently or hereinafter located in the State of California; provided, that at the direction of the Board or the Designated Officer, the
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Employee may from time to time be required to travel to various domestic and foreign locations.

          3.   Compensation.
               ------------

               (a) In exchange for full performance of the Employee's obligations and duties under this Agreement, the Company shall pay the Employee
(i) a base salary at a monthly rate of $15,000, payable in accordance with the Company's standard payroll practices, and (ii) sales commissions in accordance with the Company's policies in effect from time to time. In any month in which the Employee shall be employed for less than the entire number of days in such month, the base salary payable under Section 3(a)(i) shall be prorated on the basis of the number of days during which the Employee was actually employed divided by the number of days in such month. The

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base salary provided for in Section 3(a)(i) shall be reviewed not less frequently than annually by the Board, or a committee thereof, and may be adjusted in their discretion.

               (b) The base salary and commission described in subsection (a) hereof is a gross amount, and the Company shall be required to withhold from such amount deductions with respect to Federal, state and local taxes, FICA, unemployment compensation taxes and similar taxes, assessments or withholding requirements.

               (c) During the Employee's employment under this Agreement, the Employee shall also be reimbursed by the Company for reasonable business expenses actually incurred or paid by the Employee, consistent with the policies established by the Board, in rendering to the Company the services provided for in this Agreement, upon presentation of expense statements or such other supporting information as is consistent with the policies of the Company.

               (d) The Employee shall be entitled to 15 business days vacation for each full year of employment under this Agreement, which vacation time will accrue in accordance with the vacation policy of the Company.

               (e) The Employee shall be entitled to participate in all benefit plans (including deferred compensation plans and any medical, dental or life insurance plans) which shall be available from time to time to the domestic management employees of the Company generally, except to the extent such participation in any plan would, in the opinion of the Designated Officer, alter the intended tax treatment of such plan; provided, however, that the Employee
                                         --------  -------
shall have no right under this Agreement to participate in any stock option, stock purchase or other plan relating to shares of capital stock of the Company or its affiliates, which participation, if any, shall be governed by separate agreement. The Employee acknowledges and agrees that the Board may in its discretion terminate at any time or modify from time to time any such benefit plans.

               (f) Other than as expressly set forth in this Section 3, the Employee shall not receive any other compensation or benefits except to the extent provided by the Board.

          4.   Termination.
               -----------

               (a) The employment of the Employee under this Agreement may be terminated by the Company immediately upon giving the Employee notice if (i) the Board determines that the Employee is unable to discharge his essential job duties by reason of illness or injury or (ii) the Employee has been unable to discharge his essential

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job duties by reason of illness or injury for either (A) a period of two consecutive months or (B) twelve weeks in any twelve-month period.

               (b) The employment of the Employee under this Agreement shall terminate on the date of the Employee's death.

               (c) The employment of the Employee under this Agreement may be terminated by the Company upon written notice from the Board that, in the opinion of the Board, the Employee has (i) refused or failed (after reasonable notice that such refusal or failure would result in termination of the Employee's employment) to perform, to the satisfaction of the Designated Officer or the Board, any duties assigned to the Employee by the Designated Officer or the Board, (ii) committed a breach of the terms of this Agreement or any other legal obligation to the Company, (iii) failed to perform any of the Employee's obligations under the Confidentiality Agreement, (iv) demonstrated gross negligence or willful misconduct in the execution of the Employee's assigned duties, (v) been convicted of or pleaded nolo contendere to a felony or other
                                         ---- ----------
serious crime, (vi) repeatedly and intemperately used alcohol or drugs, (vii) engaged in business practices which, in the opinion of the Board, are unethical or reflect adversely on the Company, (viii) misappropriated assets of the Company or (ix) been repeatedly absent from work during normal business hours for reasons other than disability.

               (d) The employment of the Employee under this Agreement shall terminate upon receipt by the Board of a written notice of resignation signed by the Employee or, if no notice is given, on the date on which the Employee voluntarily terminates his employment relationship with the Company.

               (e)  In addition to the circumstances described in subsections
(a), (b), (c) and (d) above, the Company may terminate the Employee's employment for any reason or no reason and with or without cause or prior notice. The Employee understands that, subject to subsection (f)(iii) below, he is an at-will employee and may be terminated by the Company without cause or prior notice pursuant to this subsection (e) notwithstanding any other provision contained in this Agreement. This at-will relationship will remain in effect during the term of this Agreement and so long thereafter provided that the Employee remains employed by the Company, unless such at-will employment relationship is modified by a specific, express written agreement signed by the Company.

               (f)  If the Employee's employment is terminated pursuant to this
Section 4 or for any other reason, the Employee shall not be entitled to any

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compensation or benefits from the Company, under Section 3 of this Agreement or otherwise, except for the following:

                    (i) base salary and vacation pay accrued, and reasonable business expenses incurred, under Section 3 of this Agreement through the date of such termination;

                    (ii) such benefits, if any, as may be required to be provided by the Company under the Comprehensive Omnibus Budget Reconciliation Act (COBRA); and

                    (iii) if the Employee's employment is terminated without cause pursuant to subsection (e) above, the Company shall continue to pay to the Employee the base salary described in Section 3(a)(i) above until the termination of the initial term or any successive term, as set forth in Section 1(a)(i) of this Agreement, during which such termination occurs.

          5.   Employee's Representations.
               --------------------------

               (a) The Employee represents that he has full authority to enter into this Agreement and that he is free to enter into this Agreement and not under any contractual restraint which would prohibit the Employee from satisfactorily performing his duties to the Company under this Agreement.

               (b) The Employee hereby agrees to indemnify and hold harmless the Company, its officers, directors and stockholders from and against any losses, liabilities, damages or costs (including reasonable attorney's fees) arising out of a breach, or claimed breach, of any of the representations, warranties and covenants of the Employee set forth in this Agreement.

               (c) The Employee acknowledges that he is free to seek advice from independent counsel with respect to this Agreement. The Employee has either obtained such advice or, after carefully reviewing this Agreement, has decided to forego such advice. The Employee is not relying on any representation or advice from the Company or any of its officers, directors, attorneys or other representatives regarding this Agreement, its content or effect.

          6.   Arbitration.  Any controversy or claim arising out of or relating
               -----------
to this Agreement or any breach hereof or the Employee's employment by the Company or termination thereof, shall be settled by arbitration by one arbitrator in accordance with the

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rules of the American Arbitration Association, and judgment upon such award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be held in the City of Los Angeles or such other place as may be agreed upon at the time by the parties to the arbitration.

          7.   Equitable Relief.  The Employee acknowledges that the Company is
               ----------------
relying for its protection upon the existence and validity of the provisions of this Agreement, that the services to be rendered by the Employee are of a special, unique and extraordinary character, and that irreparable injury will result to the Company from any violation or continuing violation of the provisions of this Agreement for which damages may not be an adequate remedy. Accordingly, the Employee hereby agrees that in addition to the remedies available to the Company by law or under this Agreement, the Company shall be entitled to obtain such equitable relief as may be permitted by law in a court of competent jurisdiction including, without limitation, injunctive relief from any violation or continuing violation by the Employee of any term or provision of this Agreement.

          8.   Governing Law.  This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the internal substantive laws (without regard to choice of law principles) of the State of California.

          9.   Entire Agreement.  This Agreement constitutes the whole agreement
               ----------------
of the parties hereto in reference to any employment of the Employee by the Company and in reference to any of the matters or things herein provided for or hereinabove discussed or mentioned in reference to such employment; all prior agreements, promises, representations and understandings relative thereto being herein merged.

          10.  Assignability.
               -------------

               (a) In the event the Company shall merge or consolidate with any other corporation, partnership or business entity, or all or substantially all of the Company's business or assets shall be transferred in any manner to any other corporation, partnership or business entity, then such successor to the Company shall thereupon succeed to, and be subject to, all rights, interests, duties and obligations of, and shall thereafter be deemed for all purposes hereof to be, the "Company" under this Agreement.

               (b) This Agreement is personal in nature and the Employee shall not, without the written consent of the Company, assign or transfer this Agreement or any rights or obligations hereunder.

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               (c)  Except as set forth in subsection (a) above, nothing
expressed or implied in this Agreement is intended or shall be construed to confer upon or give to any person, other than the parties to this Agreement, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition of this Agreement.

          11.  Amendments; Waivers.  This Agreement may be amended, modified,
               -------------------
superseded, canceled, renewed or extended and the terms or covenants of this Agreement may be waived only by a written instrument executed by the parties to this Agreement or, in the case of a waiver, by the party waiving compliance.
Any such written instrument must be approved by the Board to be effective as against the Company. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

          12.  Notice.  All notices, requests or consents required or permitted
               ------
under this Agreement shall be made in writing and shall be given to the other party by personal delivery, overnight air courier (with receipt signature) or facsimile transmission (with "answerback" confirmation of transmission), if to the Company, sent to such party's addresses or telecopy number as are set forth below such party's signature to this Agreement, and if to the Employee, to his address as set forth in the records of the Company, or such other addresses or telecopy numbers of which the parties have given notice pursuant to this Section
12. Each such notice, request or consent shall be deemed effective upon the date of actual receipt, receipt signature or confirmation of transmission, as applicable.

          13.  Severability.  Any provision of this Agreement that is prohibited
               ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          14.  Survival.  The representations and agreements of the Employee set
               --------
forth in Sections 5, 6 and 7 of this Agreement shall survive the expiration or termination of this Agreement (irrespective of the reason for such expiration of termination).

          15.  Attorney's Fees.  If any party to this Agreement seeks to enforce
               ---------------
his or its rights under this Agreement, the prevailing party shall be entitled to recover

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reasonable fees, costs and expenses incurred in connection therewith including, without limitation, the fees, costs and expenses of attorneys, accountants and experts, whether or not litigation is instituted, and including such fees, costs and expenses of appeals.

                                      -8-
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          IN WITNESS WHEREOF, the parties to this Agreement have executed this
Employment Agreement as of the date first above written.


                                       L90, INC.,
                                       a Delaware corporation



                                       By /s/ John C. Bohan
                                          --------------------------------------
                                                  An Authorized Officer


                                       Address for Notices:

                                       2020 Santa Monica Boulevard
                                       Suite 400
                                       Santa Monica, California  90404
                                       Attention:  Chairman of the Board
                                       Telecopy:  (310) 315-1369


                                       EMPLOYEE:


                                       /s/ Mark D. Roah
                                       -----------------------------------------
                                       Mark D. Roah

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                                   L90, INC.

                              Amendment No. 1 to
                              ------------------
                             Employment Agreement
                             --------------------

     This Amendment No. 1 (the "Amendment") is made as of October ___, 1999 to the Employment Agreement (the "Agreement") made and entered into on September 15, 1999, by and between L90, Inc., a Delaware corporation (the "Company"), and Mark D. Roah (the "Employee").

                                    Recital
                                    -------

     WHEREAS, pursuant to the Agreement, the Employee receives a base salary equal to $15,000 per year.

     WHEREAS, the parties hereto desire to amend the Agreement to increase the Employee's base salary to $100,000 per year.

                                   Agreement
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Employee agree as follows:

     1.   Amendment to Agreement.  The first sentence of Section 3(a) of the
          ----------------------
Agreement is amended and restated in its entirety as follows:

     "In exchange for full performance of the Employee's obligations and duties under this Agreement, the Company shall pay the Employee (i) a base salary at a monthly rate of $8,333.33, payable in accordance with the Company's standard payroll practices, and (ii) sales commissions in accordance with the Company's policies in effect from time to time."

     2.   General Provisions.
          ------------------

          (a)  Governing Law.  This Amendment shall be construed in accordance
               -------------
with and governed by the laws of the State of California.

          (b)  Full Force and Effect.  Except as amended hereby, the Agreement
               ---------------------
shall remain in full force and effect.

          (c)  Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute on instrument.

          (d)  Captions.  The captions herein are included for convenience of
               --------
reference only and shall be ignored in the construction or interpretation hereof.


     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first written above.

                                       COMPANY:

                                       L90, Inc.


                                       By: /s/ Lucrezia Bickerton
                                           -------------------------------------
                                           Name:   Lucrezia Bickerton
                                           Title:  Assistant Secretary

                                       EMPLOYEE:


                                       By: /s/ Mark D. Roah
                                           -------------------------------------
                                           Name: Mark D. Roah
                                           Title: